UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 16, 2013

The Williams Companies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Williams Center, Tulsa, Oklahoma		74172
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	918-573-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) At the annual meeting of stockholders, on May 16, 2013 ("Annual Meeting"), the stockholders of The Williams Companies, Inc. (the "Company") voted on the matters set forth below.

(b) 1. The nominees for election to the Board of Directors were elected, each for a one year term expiring in 2014, based upon the following votes:

Alan S. Armstrong
For: 473,215,762
Against: 17,158,927
Abstain: 12,318,854
Broker Non Votes: 78,671,513

Joseph R. Cleveland
For: 476,227,599
Against: 14,081,341
Abstain: 12,384,603
Broker Non Votes: 78,671,513

Kathleen B. Cooper
For: 476,153,564
Against: 14,160,222
Abstain: 12,379,757
Broker Non Votes: 78,671,513

John A. Hagg
For: 476,290,980
Against: 14,005,389
Abstain: 12,397,174
Broker Non Votes: 78,671,513

Juanita H. Hinshaw
For: 472,435,571
Against: 17,934,218
Abstain: 12,323,754
Broker Non Votes: 78,671,513

Ralph Izzo
For: 486,563,660
Against: 3,729,630
Abstain: 12,400,253
Broker Non Votes: 78,671,513

Frank T. MacInnis
For: 469,507,999
Against: 19,079,523
Abstain: 14,106,021
Broker Non Votes: 78,671,513

Steven W. Nance
For: 476,260,643
Against: 14,037,909
Abstain: 12,394,991
Broker Non Votes: 78,671,513

Murray D. Smith
For: 473,677,948
Against: 16,339,038
Abstain: 12,676,557
Broker Non Votes: 78,671,513

Janice D. Stoney
For: 472,285,354
Against: 18,024,896
Abstain: 12,383,293
Broker Non Votes: 78,671,513

Laura A. Sugg
For: 473,893,339
Against: 16,418,710
Abstain: 12,381,494
Broker Non Votes: 78,671,513

2. The proposal to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for 2013 was approved based on the following votes:
For: 561,979,741
Against: 6,538,179
Abstain: 12,847,136
Broker Non Votes: 0

3. The proposal relating to the advisory vote on executive compensation was approved based on the following votes:
For: 478,487,590
Against: 10,437,241
Abstain: 13,768,712
Broker Non Votes: 78,671,513

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Williams Companies, Inc.

May 22, 2013	By:	/s/ Sarah C. Miller

Name: Sarah C. Miller
Title: Assistant General Counsel and Corporate Secretary